UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.             )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12
International Flavors & Fragrances Inc.
(Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

INTERNATIONAL FLAVORS & FRAGRANCES INC.

**IMPORTANT NOTICE**

Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This is not a ballot. You cannot use this notice to vote

these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

521 WEST 57TH STREET

NEW YORK, NY 10019

1-BROADRIDGEXXXXXXXXXXXXXXXXXXX40

2- FINANCIAL SOLUTIONSXXXXXXXXXXXX40

3-ATTENTION:XXXXXXXXXXXXXXXXXXXX40

4-TEST PRINT

5-51 MERCEDES WAY

6-EDGEWOOD,

7-NY

8-11717

Shareholder Meeting to be held on May 1, 2012

Proxy Materials Available

· Notice & Proxy Statement

· Annual Report

PROXY MATERIALS – VIEW OR RECEIVE

You can choose to view the materials online or request that a paper or e-mail copy be sent to you for this meeting or for future meetings. There is NO charge for requesting a paper or email copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before April 17, 2012.

HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number (located on the following page) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET – www.proxyvote.com

2) BY TELEPHONE – 1-800-579-1639

3) BY E-MAIL* – sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

B A R C O D E

See The Reverse Side For Meeting Information and Instructions on How to Vote

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PAGE A (OF DUPLEX A/B)

Meeting Information

Meeting Type: Annual

Meeting Date: May 1, 2012

Meeting Time: 10:00 A.M. Eastern Time

For holders as of: March 5, 2012

Meeting Location:

International Flavors & Fragrances Inc.

521 West 57th Street

New York, NY 10019

Meeting Directions:

For Directions to the Annual Meeting Please Call:

IFF Operator – (212) 765-5500 How to Vote

Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot in order to vote.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time on April 30, 2012, or if you are voting as a participant in the Company’s Retirement Investment Fund Plan, up until 11:59 P.M. Eastern Time on April 27, 2012. Have this notice in hand when you access the web site and follow the instructions.

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PAGE B (OF DUPLEX A/B)

Voting Items

The Board of Directors recommends you vote “FOR” Proposals 1, 2 and 3.

1. ELECTION OF DIRECTORS

01) Marcello Bottoli

02) Linda B. Buck

03) J. Michael Cook

04) Roger W. Ferguson, Jr.

05) Andreas Fibig

06) Alexandra A. Herzan

07) Henry W. Howell, Jr.

08) Katherine M. Hudson

09) Arthur C. Martinez

10) Dale F. Morrison

11) Douglas D. Tough

2. To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2012.

3. Advisory vote to approve the compensation paid to the Company’s named executive officers in 2011.

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

THIS IS NOT A PROXY CARD. If you wish to cast your vote on a traditional proxy card, you must request that a paper copy of the proxy materials be mailed to you by following the instructions set forth in this notice.

CONTROL # ? 0000 0000 0000

BROADRODGEXXXXXXXXXXXXXXXXXXXXXXXXX-40

FINANCIAL SOLUTIONS

ATTENTION:

TEST PRINT

51 MERCEDES WAY

EDGEWOOD, NY

11717

B A R C O D E

2D BARCODE

123, 123, 123.00

123456A99

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